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                                                                  EXHIBIT 99.5.1





                        CONSENT OF INDEPENDENT AUDITORS


The Sponsor, Trustee and Unit Holders of
        Equity Focus Trusts - REIT Porfolio Series, 1998-A:

        We consent to the use of our report dated February 11, 1998 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.




                                              /s/ KPMG Peat Marwick LLP
                                                  KPMG Peat Marwick LLP


New York, New York
February 11, 1998